Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent events [abstract]
Subsequent events

9 Subsequent events

On 7 July 2019, Equinor agreed with Lundin Petroleum AB (Lundin) to divest a 16% shareholding in Lundin for a direct interest of 2.6% in the Johan Sverdrup field. The consideration for the Lundin shares is SEK 14,510 million (USD 1,556 million), while the consideration for the Johan Sverdrup interest, based on a valuation as of 1 January 2019, is USD 910 million with an additional contingent consideration of up to USD 52 million. The transactions are subject to certain conditions, including approval in Lundin’s extraordinary general meeting set for 31 July 2019, and in addition certain customary governmental approvals specifically for Equinor’s acquisition of the interest in Johan Sverdrup. Closing of the share-sale transaction is expected in the third quarter of 2019, while closing of the Johan Sverdrup interest acquisition is expected in the fourth quarter of 2019. The transactions will be recognised in the E&P Norway segment.

Following closing of the share-related transaction, Equinor’s remaining shareholding in Lundin will be recognised at fair value through profit & loss as a financial investment. After the sale, the investment will be recognised in the balance sheet of the Other segment.

On 24 July 2019, the board of directors resolved to declare a dividend for the second quarter of 2019 of USD 0.26 per share. The Equinor share will trade ex-dividend 18 November 2019 on Oslo Børs and for ADR holders on New York Stock Exchange. Record date will be 19 November 2019 and payment date will be around 27 November 2019.